                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                     AXSYS TECHNOLOGIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                                          [LOGO]

                                          April 20, 2001

Dear Axsys Technologies Stockholder:

    On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders on May 31, 2001, at 10:00 a.m., at the Hartford Marriott Rocky Hill at Corporate Ridge in Rocky Hill, Connecticut.

    The accompanying Notice of Annual Meeting and Proxy Statement describe the proposals to be considered at the meeting.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend personally, please complete and mail the enclosed proxy card in the return envelope.

                                          Very truly yours,

                                          Stephen W. Bershad
                                          Chairman of the Board
                                          Chief Executive Officer

 AXSYS TECHNOLOGIES, INC. - 175 CAPITAL BOULEVARD - SUITE 103 - ROCKY HILL, CT
                                     06067
              860.257.0200 - FAX 860.594.5750 - web: www.axsys.com

                                                                          [LOGO]
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

                                   TO BE HELD
                             THURSDAY, MAY 31, 2001
                                   10:00 A.M.

    The Annual Meeting of Stockholders of Axsys Technologies, Inc. (the "Company") will be held on May 31, 2001 at 10:00 a.m., at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, for the following purposes:

    1.  To elect six directors to the Board of Directors;

    2. To approve an amendment to the Company's Amended and Restated Long-Term Stock Incentive Plan;

    3. To ratify the selection of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending December 31, 2001; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of record of the Company's common stock, par value $.01 per share, at the close of business on April 6, 2001 are entitled to notice of and to vote at the meeting and any adjournments thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting at the offices of Axsys Technologies, Inc. in Rocky Hill, Connecticut.

    Whether or not you expect to attend the meeting, it is important that your shares be represented, regardless of the number of shares you hold. Accordingly, you are encouraged to sign, date and return the enclosed proxy card in the reply envelope provided as soon as possible.

                                          By Order of the Board of Directors,

                                          John E. Hanley
                                          Secretary

                                   -IMPORTANT-
 STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF PROXY CARDS WILL ENSURE A QUORUM. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING.
                         THANK YOU FOR ACTING PROMPTLY.

                                                                          [LOGO]
--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

    This proxy statement, which is first being mailed to stockholders on or about April 20, 2001, is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Axsys Technologies, Inc. (the "Company"), 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067, for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., on May 31, 2001, and for all adjournments thereof (the "Annual Meeting"), at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut.

    Only stockholders of record at the close of business on April 6, 2001, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting. As of the record date, 4,684,841 shares of the Company's common stock, par value $.01 per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting. The holders of Common Stock are entitled one vote for each share of Common Stock held on the record date.

    The presence, either in person or by proxy, of stockholders entitled to cast a majority of the votes, which all stockholders are entitled to cast, will constitute a quorum ("Quorum") for the conduct of business at the Annual Meeting. The election of each nominee for director, as set forth in Proposal
No. 1 below, the approval of an amendment to the Company's Amended and Restated Long-Term Stock Incentive Plan (the "Stock Incentive Plan"), as set forth in Proposal 2 below, and the ratification of the selection of Arthur Andersen LLP as independent accountants, as set forth in Proposal No. 3 below, each require the affirmative vote of a majority of the votes cast by stockholders entitled to vote, present in person or by proxy, at the Annual Meeting. Only shares voted "FOR" or "AGAINST" are treated as votes cast with respect to a proposal. Abstentions and broker non-votes, if any, will not be counted for purposes of determining the number of votes cast with respect to a proposal and will have no effect on the outcome of the voting on that proposal, but will be counted toward the presence of a Quorum.

    Stockholders are encouraged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy. Shares represented by proxies that are properly executed and returned will be voted as specified on the proxy. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 DESCRIBED IN THIS PROXY STATEMENT. A stockholder may revoke a proxy at any time before it is actually voted by delivering written notice of revocation to the Secretary of the Company, by submitting a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

    The Board of Directors does not intend to present any matters for a vote at the meeting except the proposals described in this Proxy Statement. The persons named in the proxy will, however, have discretionary voting authority regarding any other business that may properly come before the meeting.

    The expense of preparing, printing and mailing this Proxy Statement and the related proxy solicitation material will be paid by the Company. Proxies are being solicited principally by mail; but proxies may also be solicited personally, by telephone and similar means by directors, officers and regular employees of the Company without additional compensation. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of Common Stock.

                      NOMINATION AND ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    The Company's By-Laws provide for a Board of Directors of not less than two nor more than twelve directors, as determined from time to time by resolution of the Board. The Board currently consists of six directors. As noted above, proxies will be voted, unless authority is withheld, FOR the election as directors of the six nominees listed below, who are the current directors, to serve until the next annual meeting of stockholders and until their respective successors shall be duly elected and qualified. If any nominee should become unavailable for election, proxies will be voted, unless authority is withheld, for an alternate or alternates, if any, designated by the Board. The Board has no reason to believe that any nominee will become unavailable for election.

    The current members of the Board, whose terms expire at the Annual Meeting, are Stephen W. Bershad, Mark J. Bonney, Anthony J. Fiorelli, Jr., Eliot M. Fried, Richard F. Hamm, Jr. and Robert G. McConnell, all of whom are nominees.

    The following table lists the name of each current member of the Board of Directors, his age at April 6, 2001 and the period during which he has served as a director.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
Stephen W. Bershad..........................................     59        1986
Mark J. Bonney..............................................     47        2001
Anthony J. Fiorelli, Jr.....................................     70        1986
Eliot M. Fried..............................................     68        1994
Richard F. Hamm, Jr.........................................     41        2000
Robert G. McConnell.........................................     56        2000

    Mr. Bershad has been Chairman of the Board and Chief Executive Officer of the Company since 1986 and was President of the Company from 1986 to August 1999. Prior thereto, he was a Managing Director of Lehman Brothers, Inc. and its predecessor firms, where he held a series of senior management positions in merchant banking and mergers and acquisitions. Mr. Bershad is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

    Mr. Bonney joined the Company in August 1999 as President and Chief Operating Officer. For more than five years prior thereto, Mr. Bonney held various positions, including Vice President of Operations, Vice President of Finance and Chief Financial Officer, at Zygo Corporation, a manufacturer of metrology systems and optical components.

    Mr. Fiorelli, Jr. has been a private investor since January 1, 1997. From December 1985 until June 1997, he was President of Strategic Management Consulting Services, Inc., a management consulting firm. Prior to that time, Mr. Fiorelli was President and Chief Executive Officer of General Defense

Corporation, a diversified engineering and manufacturing company. Mr. Fiorelli also serves as a director of the United States Merchant Marine Academy Foundation.

    For more than five years prior to his retirement in February 2000, Mr. Fried was a Managing Director--Corporate Finance at Lehman Brothers, Inc. Mr. Fried is a director of Blount International, Inc. a manufacturer of industrial products and sporting equipment, and a director of Grant
Prideco Inc., an oil field products company.

    Since January 1999, Mr. Hamm has been the Vice President--Corporate Development and Planning at Carlson Companies, Inc., a travel, hospitality and marketing company. For more than five years prior thereto, he was a Senior Vice President--Legal and Business Development and a Vice President and General Counsel at Tropicana Products, Inc., a leading producer of branded juice products. Mr. Hamm is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

    Since September 1999, Mr. McConnell has been Chief Executive Officer, Director and President of Cypress Micro Systems, Inc., a producer of programmable micro-controllers. For more than five years prior thereto, Mr. McConnell was Vice President- Embedded Processor Division of AMD, Inc., a global supplier of integrated circuits for the personal and networked computer and communications markets.

THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. There are no family relationships among any of the directors and executive officers of the Company. The Board of Directors met six times during 2000 and acted six times by Unanimous Written Consent. The Board of Directors has standing Audit, Compensation, Stock Incentive Plan and Non-Officer Grant Committees. The Board currently has no standing nominating committee.

    Consistent with the new audit committee structure and membership requirements of the Nasdaq Stock Market, the Audit Committee is comprised of Messrs. Fiorelli, Fried and McConnell. The members of the Audit Committee are independent directors under the Nasdaq requirements. As provided in its charter, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by reviewing the Company's financial information that is provided to stockholders and others, the systems of internal controls, which management and the Board have established, and the audit process. The Audit Committee met three times in 2000. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement.

    The Compensation Committee is comprised of Messrs. Hamm, Fiorelli and Fried. The Compensation Committee oversees compensation policies of the Company. The Compensation Committee met one time in 2000.

    The Stock Incentive Plan Committee is comprised of Messrs. Hamm, Fiorelli and Fried. The Stock Incentive Plan Committee administers and makes awards under the Company's Stock Incentive Plan. The Stock Incentive Plan Committee acted six times by Unanimous Written Consent during 2000.

    The Non-Officer Grant Committee was comprised of Mr. Bershad in 2000.
Mr. Bonney joined the committee on March 1, 2001. The Non-Officer Grant Committee may make awards under the Company's Stock Incentive Plan to newly hired employees who are not executive officers. The Non-Officer Grant Committee acted once by Unanimous Written Consent during 2000.

    All meetings of the Board and of the Committees were attended by all directors or Committee members, as applicable. The compensation of directors is fixed by the Board of Directors. Directors who are not employees of the Company receive an annual retainer fee of $12,000 plus meeting fees of $1,000 for each Board meeting attended and $500 for each committee meeting attended other than in connection with a Board meeting. Directors who are employees of the Company or any subsidiary do not receive fees or other compensation for their services as directors. All directors are reimbursed for travel and other expenses incurred in the performance of their duties.

    Non-employee directors may be granted options to purchase Common Stock from time to time for their services as directors. On March 18, 2000, each of Messrs. Fried and Fiorelli was granted options to purchase 2,000 shares of Common Stock at an exercise price of $14.00 per share with an expiration date of May 18, 2010, which options vest at the rate of 20% per year commencing on the first anniversary of the date of grant. On August 3, 2000, each of Messrs. Hamm and McConnell was granted options to purchase 3,245 shares of Common Stock at an exercise price of $18.50 per share with an expiration date of August 3, 2010, which options vest at the rate of 20% per year commencing on the first anniversary of the date of grant. On August 3, 2000, the Stock Incentive Plan was amended to provide that upon election to the Board, a non-employee director will be granted an option to purchase that number of shares of Common Stock which on the date of grant have a Fair Market Value (as defined in the Stock Incentive Plan) equal to $60,000. The option grants to Messrs. Hamm and McConnell on August 3, 2000 were made pursuant to this provision. Further, the amendment to the Stock Incentive Plan provides that each non-employee director will be granted an option annually to purchase that number of shares of the Company's Common Stock, which on the date of grant have a Fair Market Value equal to $30,000. For further information on these grants, see the discussion of non-employee director options under "Proposal Regarding Amended and Restated Long-Term Stock Incentive Plan (Proposal No. 2)--Operation of the Plan--Non-Employee Director Options."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES.

EXECUTIVE OFFICERS

    The following table lists the name of each current executive officer of the Company, his age at April 6, 2001, and his current position with the Company.

NAME                                          AGE      POSITION
----                                        --------   --------
Stephen W. Bershad........................     59      Chairman of the Board and Chief Executive
                                                       Officer
Mark J. Bonney............................     47      President, Chief Operating Officer and
                                                       Director
John E. Hanley............................     44      Vice President, Chief Financial Officer,
                                                       Secretary and Treasurer
John M. Clark.............................     42      Vice President, Operations
Thomas F. Curtin, Jr......................     44      Vice President, Human Resources
Kenneth F. Stern..........................     40      Vice President, Strategic Planning and
                                                       Corporate Development

    Mr. Bershad has been Chairman of the Board and Chief Executive Officer of the Company since 1986 and was President of the Company from 1986 to August 1999. Prior thereto, he was a Managing Director of Lehman Brothers, Inc. and its predecessor firms, where he held a series of senior management positions in merchant banking and mergers and acquisitions. Mr. Bershad is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

    Mr. Bonney joined the Company in August 1999 as President and Chief Operating Officer. For more than five years prior thereto, Mr. Bonney held various positions, including Vice President of Operations, Vice President of Finance and Chief Financial Officer, at Zygo Corporation, a manufacturer of metrology systems and optical components.

    Mr. Hanley joined the Company as Vice President of Finance and Chief Financial Officer in March 2000. For more than five years prior thereto, Mr. Hanley held various positions, including Chief Financial Officer, at Lydall, Incorporated, a manufacturer of specialty materials.

    Mr. Clark has been Vice President of Operations of the Company since December 1999. From March 1999 to December 1999, Mr. Clark was a General Manager at Zygo Corporation, a manufacturer of metrology systems and optical components. For more than five years prior thereto, Mr. Clark was Vice President of Operations at CBW Automation, a manufacturer of custom automation solutions.

    Mr. Curtin joined the Company as Vice President, Human Resources in March 2000. For more than five years prior thereto, Mr. Curtin was Vice President, Human Resources at Tridex Corporation, a provider of custom point-of-sale printers.

    Mr. Stern has been Vice President, Strategic Planning and Corporate Development of the Company since October 1994. From December 1992 to
October 1994, Mr. Stern was a management consultant specializing in strategic planning and corporate development for technology companies at Monitor Company.

    All of the executive officers serve at the pleasure of the Board of Directors. The Company has an employment agreement with Mr. Bershad and severance agreements with certain executive officers. See the discussion under "Agreements with Directors and Officers" below.

                           BENEFICIAL STOCK OWNERSHIP

    The following table sets forth certain information as of April 6, 2001 concerning beneficial ownership of Common Stock of the Company by (i) each director, (ii) each of the executive officers named in the compensation table below and (iii) all executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are currently exercisable or become exercisable on or before June 6, 2001 ("Exercisable Options"). All persons have sole voting and investment power except as otherwise indicated.

                                                                SHARES OF COMMON STOCK
                                                                BENEFICIALLY OWNED (1)
                                                              ---------------------------
NAME                                                             NUMBER        PERCENT
----                                                          ------------   ------------
Stephen W. Bershad (2)(4)...................................   1,271,911       27.0
Mark J. Bonney (3)(4).......................................      16,000        *
John E. Hanley (5)..........................................       5,000        *
Kenneth F. Stern (6)........................................      29,200        *
John M. Clark (7)...........................................       2,000        *
Anthony J. Fiorelli, Jr. (8)................................      20,185        *
Eliot M. Fried (9)..........................................       6,300        *
Robert G. McConnell (10)....................................         300        *
Richard F. Hamm, Jr.........................................          --        *
All executive officers and directors as a group (10
  persons)..................................................   1,351,896         28.4

------------------------

*   Less than 1%.

(1) Applicable ownership percentage is computed based on the rules of the Securities and Exchange Commission (the "SEC").

(2) Includes 19,600 shares of Common Stock underlying Exercisable Options.
    Mr. Bershad owns 661,547 shares of Common Stock directly and 590,764 shares of Common Stock indirectly through SWB Holding Corporation, of which he is the sole shareholder and chairman. Mr. Bershad's address is 175 Capital Boulevard, Suite 103, Rocky Hill, CT 06067. Excludes 5,411 shares representing his interest in the Axsys Technologies, Inc. 401(k) Retirement Plan (the "401(k) Plan").

(3) Includes 11,000 shares of Common Stock underlying Exercisable Options and 5,000 shares of Common Stock owned directly. Excludes 133 shares representing his interest in the 401(k) Plan.

(4) Stephen W. Bershad and Mark J. Bonney, who are executive officers of the Company, are the sole trustees of the 401(k) Plan and may be deemed to beneficially own shares of Common Stock held by 401(k) Plan. Except to the extent of his individual interest therein, each of Messrs. Bershad and Bonney disclaims beneficial ownership of such 401(k) Plan shares.

(5) Includes 4,000 shares of Common Stock underlying Exercisable Options and 1,000 shares of Common Stock owned directly.

(6) Includes 21,200 shares of Common Stock underlying Exercisable Options and 8,000 shares of Common Stock owned directly. Excludes 1,575 shares representing his interest in the 401(k) Plan.

(7) Represents 2,000 shares of Common Stock underlying Exercisable Options.

(8) Includes 6,300 shares of Common Stock underlying Exercisable Options and 13,885 shares of Common Stock owned directly.

(9) Represents 6,300 shares of Common Stock underlying Exercisable Options.

(10) Represents 300 shares of Common Stock owned directly.

                             PRINCIPAL STOCKHOLDERS

    The Company knows of no person who, as of April 6, 2001, beneficially owned more than five percent of the Common Stock outstanding, except for Mr. Bershad and except as set forth below.

                                                      NATURE OF
                                                     BENEFICIAL           AMOUNT AND PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP            OF CLASS
--------------------------------------------------        -------                ----

Kern Capital Management, LLC (1)..................        639,900                13.7%
  114 West 47th Street, Suite 1926
  New York, NY 10036

Andre Bernard By (2)..............................        346,902                 7.4%
  2-C Gill Street
  Woburn, MA 01801

Dimensional Fund Advisers (3).....................        265,800                 5.7%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

FleetBoston Financial Corporation (4).............        242,260                 5.2%
  100 Federal Street
  Boston, MA 02110

------------------------

(1) On February 8, 2001, Kern Capital Management, LLC filed Schedule 13G with the SEC reflecting holdings of the Company's Common Stock.

(2) On October 18, 2000, Andre Bernard By filed Schedule 13G with the SEC reflecting holdings of 353,568 shares of Common Stock. The Company was notified that on November 6, 2000, Mr. By sold 6,666 shares. Mr. By is the founder of Automation Engineering, Inc., which merged with Axsys in October 2000 and is currently General Manager of Axsys Automation Engineering.

(3) On February 2, 2001, Dimensional Fund Advisors filed Schedule 13G with the SEC reflecting holdings of the Company's Common Stock.

(4) On February 14, 2001, FleetBoston Financial Corporation filed Schedule 13G with the SEC reflecting holdings of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning compensation during the years ended December 31, 1998, 1999 and 2000 for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                              ANNUAL COMPENSATION              COMPENSATION
                                        --------------------------------   --------------------
                                                                           NUMBER OF SECURITIES    ALL OTHER
NAME AND                                                         BONUS      UNDERLYING OPTIONS    COMPENSATION
PRINCIPAL POSITION                        YEAR     SALARY ($)   ($) (1)     (# OF SHARES) (2)       ($) (3)
------------------                      --------   ----------   --------   --------------------   ------------
Stephen W. Bershad....................    2000       300,000     60,000            6,000             22,778
  Chairman of the Board and               1999       300,000         --           12,500             28,372
  Chief Executive Officer                 1998       300,000         --            7,500             19,716

Mark J. Bonney (4)....................    2000       225,000     55,000            5,000             18,439
  President, Chief Operating Officer      1999        73,558         --           50,000              1,585
  and Director

John E. Hanley (5)....................    2000       134,615     23,076           20,000             11,937
  Vice President--Finance,
  Chief Financial Officer
  and Secretary

John M. Clark (6).....................    2000       163,077     36,000           10,000             33,800
  Vice President Operations

Kenneth F. Stern......................    2000       164,903     31,969            2,000             19,743
  Vice President Strategic Planning       1999       159,846     16,000            9,000             11,489
  and Corporate Development               1998       150,000         --            4,000             11,479

------------------------

(1) Reflects payments under the Company's Management Annual Incentive Compensation Plan (the "Annual Incentive Compensation Plan").

(2) Reflects awards under the Stock Incentive Plan.

(3) Reflects: (i) matching contributions under the Company's 401(k) Plan which in 2000 totaled $9,887 for Mr. Bershad, $5,625 for Mr. Bonney, $1,885 for Mr. Hanley, $5,935 for Mr. Stern and no payment for Mr. Clark;
    (ii) payments under the Company's executive health insurance plan which in 2000 totaled $12,891 for Mr. Bershad, $12,647 for Mr. Bonney, $9,780 for Mr. Hanley, $8,372 for Mr. Clark and $13,403 for Mr. Stern; (iii) payments of premiums for term life insurance maintained on behalf of the Named Executives which in 2000 totaled $0 for Mr. Bershad, $167 for Mr. Bonney, $272 for Mr. Hanley, $428 for Mr. Clark and $405 for Mr. Stern; and (iv) a sign-on bonus of $25,000 for Mr. Clark. The Company's executive health insurance plan, which covers only officers, provides for the reimbursement of deductible and coinsurance amounts and certain medical expenses not covered under the Company's basic medical plans.

(4) Mr. Bonney joined the Company in August 1999. His annual base salary in 1999 was $225,000.

(5) Mr. Hanley joined the Company in March 2000. His annual base salary in 2000 was $175,000.

(6) Mr. Clark joined the Company in December 1999. His annual base salary in 2000 was $160,000.

    The following table sets forth certain information regarding the options granted pursuant to the Stock Incentive Plan during the year ended December 31, 2000 to the Named Executives.

                      STOCK OPTIONS GRANTS IN FISCAL 2000

                            NUMBER OF
                            SECURITIES    PERCENT OF TOTAL
                            UNDERLYING   OPTIONS GRANTED TO                                  GRANT DATE
                             OPTIONS     EMPLOYEES THROUGH    EXERCISE PRICE   EXPIRATION   PRESENT VALUE
NAME                         GRANTED     DECEMBER 31, 2000      ($/SHARE)         DATE         ($) (3)
----                        ----------   ------------------   --------------   ----------   -------------
Stephen W. Bershad (1)....     6,000             3.3%             15.40         03/18/05        57,295
Mark J. Bonney (2)........     5,000             2.7              14.00         03/18/10        46,652
John E. Hanley (2)........    20,000            10.9              14.00         03/18/10       186,609
John M. Clark (2).........    10,000             5.5              14.00         03/18/10        93,305
Kenneth F. Stern (2)......     2,000             1.1              14.00         03/18/10        18,661

------------------------

(1) Mr. Bershad's options vest at a rate of 20% on the first, second and third anniversary dates and 40% on the fourth anniversary date of the grant. Vesting of these options will be accelerated in the event of certain changes in control of the Company.

(2) These options vest at the rate of 20% per year commencing on the first anniversary of the date of grant. Vesting of these options will be accelerated in the event of certain changes in control of the Company.

(3) The grant date present value used was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: expected volatility of 70%; risk-free interest rate of 5.1%; expected life of 6 years (5 years as to Mr. Bershad's options) and no dividend yield. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, the Black-Scholes model requires the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock-based awards to employees have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing model does not necessarily provide a reliable single measure of the fair value of awards pursuant to the Stock Incentive Plan.

    The following table sets forth information regarding option exercises by the Named Executives in the year ended December 31, 2000. The table also shows information regarding unexercised stock option grants held by the Named Executives as of December 31, 2000.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                  FISCAL YEAR-END OPTION VALUES
                                                    ---------------------------------------------------------
                                                         NUMBER OF SHARES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                         VALUE              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          SHARES       REALIZED         FISCAL YEAR END (#)         FISCAL YEAR END ($) (2)
                       ACQUIRED ON    ON EXERCISE   ---------------------------   ---------------------------
NAME                   EXERCISE (#)     ($) (1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ------------   -----------   -----------   -------------   -----------   -------------
Stephen W. Bershad...        --             --        15,900         20,500         244,579        187,255
Mark J. Bonney.......        --             --        10,000         45,000         167,500        736,250
John E. Hanley.......        --             --            --         20,000              --        265,000
John M. Clark........        --             --            --         10,000              --        132,500
Kenneth F. Stern.....     2,000         21,500        19,400         27,600          54,736        131,204

------------------------

(1) Reflects the difference between the exercise price and the last sales price of the Common Stock on the date of exercise.

(2) Includes only those options whose exercise prices are lower than $27.25 per share, the closing price for the Common Stock on the Nasdaq National Market on December 31, 2000. The value is based on the difference between the closing price on December 31, 2000 and the exercise price of the option.

                            TERMINATED PENSION PLAN

    The Company had a defined benefit pension plan, which was terminated on July 31, 1989. The estimated annual benefit payable upon retirement to Mr. Bershad, the only Named Executive participating in such plan, is $22,121, assuming retirement at age 65.

                     AGREEMENTS WITH DIRECTORS AND OFFICERS

    The Company has entered into indemnification agreements with certain directors and officers in order to induce them to continue to serve as directors and officers of the Company, indemnifying them for any and all liabilities incurred by them arising out of their service as directors or officers, other than liabilities arising out of conduct which has been determined in a final adjudication to constitute bad faith or a knowing violation of law or receipt by that person of an improper personal benefit. The rights to indemnification under the agreements are in addition to any rights to indemnification contained in the Company's Certificate of Incorporation or By-Laws, which provide for indemnification under certain circumstances.

    The Company has agreed to pay Mr. Bonney and Mr. Stern up to one year's base compensation and certain other benefits in the event of termination by the Company other than for cause. Mr. Hanley and Mr. Clark would receive up to six month's base compensation and certain other benefits from the Company in the event of termination by the Company other than for cause.

    In February of 1999, in connection with its exploration of strategic alternatives, the Company entered into severance protection agreements with certain officers and key employees of the Company, including Stephen W. Bershad and Kenneth F. Stern, which provide for certain benefits if their employment is terminated within two years following a Change in Control (as defined in the agreements) of the Company. In August of 1999, the Company entered into a severance protection agreement with Mark J. Bonney in connection with his employment with the Company. The purpose of the severance protection agreements is to foster the continued employment of officers and employees by allowing them to focus attention on their assigned responsibilities without distraction in the event of circumstances arising from the possibility of a change in control of the Company.

    If a Change in Control occurs, and the executive's employment is terminated by the Company other than for cause, death or disability or by the executive for good reason within two years thereafter, the executive will be entitled to receive a maximum lump sum cash payment equal to, in the case of Messrs. Bershad, Bonney and Stern, 2.99 times the executive's "base amount" (as defined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and generally consisting of the average annual compensation of the executive by the Company for the five-year period immediately preceding the date of determination) and at the executive's election, one year of continuation of health care benefits or its cash equivalent. The severance protection agreements of each of Messrs. Bershad, Bonney and Stern also provide that the executive will be entitled to the foregoing severance benefits in the event he terminates his employment, with or without good reason, at any time during the one-month period commencing six months following a Change in Control.

    Each of the severance protection agreements has a term of two years from the date of execution and will automatically renew for a one-year period on each anniversary thereafter, unless either party gives advance notice of non-renewal. Notwithstanding the foregoing, if there is a Change in Control, the agreements will not terminate prior to the expiration of twenty-four months after the date of the Change in Control.

    In October 2000, the Company entered into an employment agreement with Stephen W. Bershad. During the initial period of the agreement (which lasts until October 12, 2001 or until the end of such other period upon which the Company and Mr. Bershad may agree), Mr. Bershad will serve as Chairman and Chief Executive Officer of the Company. Upon expiration of this initial period and for five years thereafter, Mr. Bershad will serve as Chairman of the Board.

    Mr. Bershad will receive an annual salary of $300,000, subject to increase in the discretion of the Board, and will have the opportunity to earn an annual incentive bonus based on performance goals determined by the Board at the beginning of each fiscal year. He is also eligible to receive awards under the Stock Incentive Plan.

    If Mr. Bershad's employment is terminated by the Company other than for cause or by Mr. Bershad for good reason, Mr. Bershad will be entitled to the following: (1) within ten (10) days of the termination, all accrued and unpaid base salary, accrued and unpaid bonus and vacation pay as of the termination and a pro rata bonus for the year of termination based on the highest annual bonus paid or payable to him for any of the Company's three full fiscal years immediately preceding his termination; (2) within thirty (30) days following termination, a lump sum payment equal to the greater of (x) two (2) times the sum of (a) his base salary plus (b) the highest annual bonus paid or payable to him for any of the Company's three full fiscal years immediately preceding his termination and (y) the amount of the base salary and bonus which would have been paid to him during the employment term had it not been terminated, assuming that the highest annual bonus paid or payable to him for any of the Company's three full fiscal years immediately preceding his termination would have been paid to him for each full fiscal year during the employment term; and
(3) during the greater of (x) the twenty-four (24) month period following termination and (y) the balance of the employment term, medical, dental, hospitalization, prescription drug, and life insurance coverages and benefits provided to him immediately prior to termination. In addition, all stock options held by him will become fully vested and will remain outstanding for their entire term and all shares of restricted stock or other equity based awards held by him will become fully vested. Mr. Bershad would also be entitled to a gross-up for any federal excise tax incurred by him in connection with a change in control of the Company.

    If the employment term is terminated by reason of Mr. Bershad's death or disability, by the Company for cause, by Mr. Bershad without good reason, by mutual agreement of the parties, or by expiration of the employment term, the Company's sole obligation under the employment agreement will be to pay
Mr. Bershad or his estate, as the case may be, any accrued employment compensation in a lump sum within thirty(30) days following the employment termination date, including a pro rata portion of his annual bonus opportunity for the year of termination.

    In the event that at any time Mr. Bershad is entitled to receive payments and/or benefits under both his employment agreement and his severance protection agreement, he will receive the payments and/or benefits only under the severance protection agreement.

    Mr. Bershad is subject to a non-competition covenant for two years following termination.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors, composed of Messrs. Fiorelli, Fried and Hamm, has furnished the following report on executive compensation.

    Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies that seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's senior managers with those of its stockholders. In furtherance of these goals, the Company relies to a large degree on annual bonus and longer-term stock incentive compensation to attract and retain executive officers and other key employees and to motivate them to perform to the full extent of their abilities. Both types of incentive compensation are not guaranteed and are variable and closely tied to corporate, business unit and individual performance in a manner designed to encourage a sharp and continuing focus on building profitability and stockholder value. The annual bonus and stock incentive compensation is closely tied to the Company's success in achieving significant financial and other performance-oriented goals. The Committee considers the total compensation (earned or potentially available) of each of the executive officers and the other senior managers in establishing each element of compensation. Eligible persons must be employed by the Company at the time bonus compensation is awarded.

    In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and the President, the Committee took note of the Company's failure to achieve at least a specified minimum percentage of its budgeted net income before taxes, as well as its failure to achieve budgeted goals with respect to return on investment. However, significant strategic objectives were achieved including the sale of Beau Interconnect to Molex Incorporated, the formation of the Company's fiber optics automation strategy, its merger with Automation Engineering, Inc., the formation of the Fiber Automation Division and the relocation of its corporate headquarters, as well as replacement of key staff and the recruiting of executive talent. As such, the Committee granted an award of $60,000 to the Chief Executive Officer and $55,000 to the President under the Annual Incentive Compensation Plan for the fiscal year ended December 31, 2000.

    In its review of other senior management incentive compensation for 2000, the Committee took into account management's performance against budgeted net income before taxes and achievement of specific management objectives, each of which were weighted 50% towards the attainment of bonus awards.

    The Committee considered and determined to enter into an employment agreement with Mr. Bershad in October of 2000.

    During each fiscal year, the Stock Incentive Plan Committee considers the desirability of recommending that the Board of Directors grant senior executives, including executive officers, awards under the Stock Incentive Plan. That plan provides the flexibility to grant longer-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. At December 31, 2000, options covering 416,290 shares of Common Stock had been awarded under the Stock Incentive Plan. In respect of 2000, the Stock Incentive Plan Committee recommended the grant of additional awards under the Stock Incentive Plan to Mr. Bershad in the amount of 6,000 options, to Mr. Bonney in the amount of 5,000 options and to Mr. Stern in the amount of 2,000. In addition, in connection with their commencement of employment with the Company, Mr. Hanley was granted options to purchase 20,000 shares, Mr. Curtin was granted options to purchase 5,000 shares and Mr. Clark was granted options to purchase 10,000 shares. Each of these grants was approved by the Stock Incentive Plan Committee and ratified and approved by the full Board of Directors.

    The Committee believes that the compensation policies the Committee has implemented and administered have contributed to focusing senior management of the Company on achieving significant improvements in long-term financial performance.

    Section 162(m) of the Code generally disallows a deduction to any publicly held corporation for compensation paid in excess of $1 million in a taxable year to its chief executive officer or any of the four other most highly compensated executive officers employed by such corporation on the last day of its taxable year. The Compensation Committee considers the impact of Section 162(m) on the compensation of its executive officers. The Company structured and intends to administer the stock option, stock appreciation right and performance unit portions of the Stock Incentive Plan with the intention that the deduction limitation will not apply to the executive officers' compensation payable under this plan. The Compensation Committee intends to monitor the impact of
Section 162(m) and consider structuring executive compensation arrangements so that the deduction limitation will continue not to apply.

                                          By:    Compensation Committee:
                                               Anthony J. Fiorelli, Jr.
                                               Eliot M. Fried
                                               Richard F. Hamm, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Each of the Compensation Committee and the Stock Incentive Committee is composed of Messrs. Fiorelli, Fried and Hamm. There are no Compensation Committee interlocks between the Company and any other entities involving the Company's executive officers and directors who serve as executive officers of such entities.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors has furnished the following report:

    The Audit Committee is composed of Messrs. Fiorelli, Fried and McConnell. In accordance with its written charter adopted by the Board of Directors, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by reviewing the Company's financial information that is provided to stockholders and others, the systems of internal controls which management and the Board have established, and the audit process.

    The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Audit Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work.

    The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with the Company's management and Arthur Andersen LLP, the Company's independent accountants. As part of this discussion, the Audit Committee reviewed with the independent accountants their judgment regarding the quality and acceptability of the Company's accounting principles. The Audit Committee has also discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees".

    The Audit Committee has also received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standard No. 1 "Independence Discussion with Audit Committees" and has discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          By:    Audit Committee:
                                               Anthony J. Fiorelli, Jr.
                                               Eliot M. Fried
                                               Robert G. McConnell

                    PROPOSAL REGARDING AMENDED AND RESTATED
                         LONG-TERM STOCK INCENTIVE PLAN
                                (PROPOSAL NO. 2)

    The Company's stockholders are being asked to approve an amendment to the Company's Amended and Restated Long-Term Stock Incentive Plan, to increase the number of shares reserved for issuance thereunder by 200,000.

    The Stock Incentive Plan was originally adopted in August 1991. It provides for granting Stock Options, Restricted Stock, Performance Units, Stock Appreciation Rights ("SARs") or a combination of any of the foregoing to directors, officers and other key employees of the Company or its subsidiaries. Non-employee directors may be granted Stock Options under the Stock Incentive Plan.

    Following are summaries of the principal provisions and the principal federal income tax consequences of the Stock Incentive Plan. Capitalized terms used in this summary that are not defined herein have the meanings ascribed to them in the Stock Incentive Plan. The following description of the Stock Incentive Plan is not complete. Stockholders are advised to review the entire text of the Stock Incentive Plan, as proposed to be amended, as set forth in Appendix B attached to this proxy statement.

OPERATION OF THE PLAN

    DURATION OF THE PLAN.  The Stock Incentive Plan expires on August 31, 2009.

    PLAN ADMINISTRATION. The Stock Incentive Plan is generally administered by the Stock Incentive Plan Committee (the "Committee), a committee of the Board consisting of two or more directors. The Stock Incentive Plan states that the Committee must consist of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" to the extent necessary for grants and awards to qualify for favorable tax treatment under Section 162(m) of the Code. Since the Company's last annual meeting, the Stock Incentive Plan was amended to authorize the Board to establish another committee, consisting of one or more directors, and to delegate to this committee any or all of its authority to grant Options and Awards to individuals who are not executive officers of the Company. The Board has established the Non-Officer Grant Committee, consisting of Mr. Bershad and Mr. Bonney, to grant Options in respect of up to 10,000 Shares under the Stock Incentive Plan to a newly hired employee of the Company who is not an executive officer. However, the Non-Officer Grant Committee may not grant Options in respect of more than 50,000 Shares in any calendar year. The Committee or the Non-Employee Grant Committee, to the extent authorized, will select those officers and other key employees of the Company and its subsidiaries who are to receive Awards or Options, establish rules and guidelines relating to the Stock Incentive Plan, establish and modify terms and conditions of Awards and Options, and take other actions as may be necessary for proper administration of the Stock Incentive Plan.

    SHARES AVAILABLE FOR ISSUANCE. The Stock Incentive Plan currently authorizes the issuance of 600,000 shares of Common Stock and, subject to stockholder approval of the proposed 200,000 share increase in the number of shares of Common Stock that may be issued, delivered or made subject to Awards or Options under the Stock Incentive Plan, 800,000 shares of Common Stock. As of March 31, 2001, Options for 522,290 shares of Common Stock were outstanding under the Stock Incentive Plan. The closing price per share of the Common Stock on April 6, 2001 was $16.875. Whenever any Option terminates or is cancelled for any reason without having been exercised or whenever the shares of Common Stock subject to an Award or Option are resold to the Company or forfeited, or any shares of Common Stock are delivered to pay the exercise price of an Option, those shares will then become available for grants of Options or Awards under the Stock Incentive Plan.

    In order to comply with Section 162(m) of the Code, the Stock Incentive Plan imposes limits on the number of Shares with respect to which Options or Awards may be granted to any Eligible Participant in any calendar year. The Stock Incentive Plan provides that an Eligible Participant may not be granted Awards or Options in the aggregate in respect of more than 60,000 Shares per calendar year.

    PLAN PARTICIPANTS. The Committee may select any director or officer, and the Committee or, to the extent authorized, the Non-Officer Grant Committee, may select any other employee to receive Awards or Options under the Stock Incentive Plan. Currently there are approximately 74 individuals eligible to participate in the Stock Incentive Plan.

    AWARDS AVAILABLE UNDER THE PLAN. Grants under the Stock Incentive Plan may take the form of Options to purchase shares of Common Stock, SARs, Restricted Stock and Performance Units (collectively, "Stock Incentives"). The Committee or Non-Officer Grant Committee, to the extent authorized, will determine the provisions of Stock Incentive awards, including whether the awards may be exercised all at once or in installments and at what prices they may be exercised.

    TERMS OF EXERCISE. Each Option or SAR will be exercisable, in whole or in part, prior to its cancellation or termination, by written notice to the Company. With respect to the exercise of any Option, the Stock Incentive Plan requires that notice be accompanied by payment in full of the purchase price in cash, or if acceptable to the Committee, in shares of Common Stock or a combination of the two. The Company is able to make loans to participants as the Committee, in its discretion, may determine in connection with the exercise of Options in an amount up to the exercise price of the Option plus any applicable withholding taxes.

    TRANSFERABILITY AND TERMINATION. Stock Incentives will not be transferable except by devise or by the laws of descent and distribution. In general, Option and Award Agreements provide for termination upon the earlier of (i) the date fixed by the Committee or Non-Officer Grant Committee, as applicable, when the Stock Incentive is granted or (ii) in the event of termination of employment other than for cause, up to 90 days after the holder's termination of employment to the extent the Stock Incentive was then exercisable, unless determined otherwise by the Committee or Non-Officer Grant Committee, as applicable.

    STOCK OPTIONS. Stock Options meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and those that do not so qualify ("Non-Qualified Options") are both available for grant under the Stock Incentive Plan. The term of each Option will be determined by the Committee or the Non-Officer Grant Committee, as applicable, at the time of grant. In the event of death or termination due to disability, the Stock Incentive Plan will permit the exercise of Options, to the extent then exercisable, for up to one year thereafter. In the event of termination for cause, any and all Options of the terminated participant will be immediately canceled. In general, the Options have a term of ten years, unless extended.

    STOCK APPRECIATION RIGHTS. SARs may be granted by themselves or in conjunction with all or a portion of the shares covered by an Option under the Stock Incentive Plan. A SAR granted in conjunction with an

Option will entitle the holder to receive the excess of the Fair Market Value of a share of Common Stock at the date of exercise over the exercise price for each share subject to the surrendered Option. That type of SAR is exercisable only at such times and to the extent that the related Options are exercisable. Upon exercise of that type of SAR, the related Options will be canceled as to the number of shares of Common Stock on which the SAR was exercised. The Stock Incentive Plan also permits the Committee to grant SARs unrelated to Options. In those cases, the Committee will determine the terms and conditions of SARs, including vesting and duration, at the time of grant.

    PERFORMANCE UNITS. The Committee may grant Performance Units under the Stock Incentive Plan payable in shares of Common Stock, the Fair Market Value of the shares in cash, or a combination of the two upon the attainment of certain performance objectives. The Committee will determine the performance objectives as well as other terms at the time of grant. The Stock Incentive Plan provides an exclusive list of permissible performance standards, which may be applicable to Options and all other Awards: net earnings or net worth, return on equity or assets, earnings per share of Common Stock, share price of Common Stock, pre-tax profits, gross revenues, EBITDA (earnings before interest, taxes, depreciation and amortization), dividends, market share or market penetration, or any combination of the foregoing.

    With respect to any Performance Unit intended to qualify under
Section 162(m) of the Code, the Stock Incentive Plan requires the Committee to certify that the appropriate performance objectives were satisfied prior to the vesting, payment, settlement or lapsing of restrictions. In the event of termination of employment, any nonvested Performance Units will be forfeited unless determined otherwise by the Committee.

    RESTRICTED STOCK. The Committee may grant Restricted Stock, which entitles the holder to receive shares of Common Stock subject to risk of forfeiture based upon certain conditions determined by the Committee. The Stock Incentive Plan provides that, subject to the restrictions of the Award Agreement, the holder of Restricted Stock is entitled to all rights of a stockholder with respect to the Restricted Stock, including the rights to vote and receive dividends. However, dividends and distributions will be held in escrow where they will accumulate interest until all restrictions are satisfied, lapsed or waived.

    NON-EMPLOYEE DIRECTOR OPTIONS. Since the Company's last annual meeting, the Stock Incentive Plan was amended to provide that upon election to the Company's Board, a Non-Employee Director will be granted an Option to purchase that number of Shares of the Company's Common Stock which have on the date of grant a Fair Market Value equal to $60,000. The Options will have an exercise price per share equal to the Fair Market Value on the date of the grant, will have a term of 10 years and will vest as to 20% of the Shares covered by the Option on the first, second, third, fourth and fifth anniversaries of the date of the grant.

    Each Non-Employee Director is also granted an Option annually to purchase that number of Shares of the Company's Common Stock which have on the date of grant a Fair Market Value equal to $30,000. The options will have an exercise price per share equal to the Fair Market Value on the date of the grant, will have a term of 10 years and will vest as to 100% of the Shares covered by the Option on the day immediately preceding the first regularly scheduled annual meeting of stockholders of the Company occurring subsequent to the date of grant.

    CHANGE OF CONTROL. The Stock Incentive Plan provides that the Committee has discretion to determine that all Stock Incentives which have not terminated and which are then held by any participant will become immediately exercisable upon a change of control. With respect to awards intended to qualify as performance-based compensation under Section 162(m), the Committee or Non-Officer Grant Committee, as applicable, must set forth and define in each applicable Option or Award Agreement the events upon which the vesting or exercisability of the Options or Awards will accelerate. With respect to awards not intended to so qualify, the Stock Incentive Plan permits the Committee to exercise sole discretion to accelerate the vesting or exercisability upon the occurrence of a change of control as defined by the Committee.

    INTERPRETATION. The Stock Incentive Plan includes certain rules of interpretation and administration. Under these rules, the Board will be authorized to amend the Stock Incentive Plan and modify Option or Award Agreements to ensure compliance with the reporting requirements of the Exchange Act. In addition, the Stock Incentive Plan provides that (except in certain instances regarding payments made upon a change of control), unless otherwise stated in the applicable Option or Award Agreement, each Option, SAR and Performance Unit granted to an executive officer of the Company is intended to qualify as "performance-based compensation" within the meaning of
Section 162(m)(4)(C) of the Code, and that the Committee is prohibited from exercising any discretion which would jeopardize that treatment. Finally, these rules will permit the Board or the Committee selectively to apply provisions designed to satisfy the requirements of Section 162(m) of the Code only to those individuals whose compensation is subject to that section.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal federal income tax consequences of Options or Awards under the Stock Incentive Plan based upon current federal income tax laws. The Stock Incentive Plan is not qualified under
Section 401(a) of the Code. The summary is not intended to be comprehensive and, among other things, does not describe state, local or foreign tax consequences.

    STOCK OPTIONS. Generally, an Optionee will not recognize taxable income at the time of grant of a Non-Qualified Option. Upon exercise of the Option, the difference between the Fair Market Value of the Shares on the date of exercise and the exercise price will be taxable as ordinary income to the Optionee. If that amount is included in income or the Company satisfies applicable reporting requirements, the Company will receive a commensurate tax deduction at the time of exercise, subject to the deduction limitation under Section 162(m) of the Code (which is discussed below). The basis in the Shares acquired upon exercise of a Non-Qualified Option will equal the Fair Market Value of the Shares at the time of exercise. The holding period of the Shares for capital gain purposes will begin on the date of exercise. In the event of a sale of the Shares received upon the exercise of a Non-Qualified Option, any appreciation or depreciation after the exercise date generally will constitute short-term or long-term capital gain or loss, depending on whether the Shares have been held for at least twelve months after the date of exercise.

    An Optionee will generally not recognize taxable income at the time of grant or exercise of an Incentive Stock Option, and the Company will not be entitled to a tax deduction with respect to that grant or exercise. However, upon exercise, the difference between the Fair Market Value of the Shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax.

    Generally, if an Optionee holds Shares acquired upon the exercise of an Incentive Stock Option for at least one year after the date of exercise and for at least two years after the date of grant, then upon disposition of the Shares by the Optionee, the difference, if any, between the sales price of the Shares and the exercise price will be treated as long-term capital gain or loss to the Optionee. Upon a sale or other disposition of Shares acquired upon the exercise of an Incentive Stock Option within one year after the transfer of the Shares to the Optionee or within two years after the date of grant (a "disqualifying disposition"), the excess of (a) the lesser of (x) the Fair Market Value of the Shares at the time of exercise of the Option and
(y) the amount realized on the disqualifying disposition of the Shares over
(b) the exercise price of the Shares, should constitute ordinary income to the Optionee and the Company should be entitled to a deduction in the amount of that income, subject to the deduction limitation under Section 162(m) of the Code. The excess, if any, of the amount realized on a disqualifying disposition over the Fair Market Value of the Shares at the time of the exercise generally will constitute short-term or long-term capital gain, depending on whether the Shares have been held for at least twelve months after the date of exercise.

    If an Option is exercised through the use of Shares previously owned by the Optionee, the exercise generally will not be considered a taxable disposition of the previously-owned Shares and thus no gain or loss will be recognized with respect to the Shares upon exercise. However, if an Incentive Stock Option is exercised through the use of previously-owned Shares that were acquired upon the exercise of an Incentive Stock Option, and the holding period requirement for those Shares is not satisfied at the time they are used to exercise the Option, that use will constitute a disqualifying disposition of the previously-owned Shares resulting in the recognition of ordinary income in the amount described above with respect to disqualifying dispositions.

    STOCK APPRECIATION RIGHTS. No income will be realized by a Grantee in connection with the grant of a SAR. The Grantee must include in ordinary income the amount of cash received and the Fair Market Value on the exercise date of any Shares received upon the exercise of a SAR. If the Company satisfies applicable reporting requirements, the Company will be entitled to a deduction, subject to the deduction limitation under Section 162(m) of the Code, equal to the amount included in the Grantee's income by reason of the exercise of a SAR.

    RESTRICTED STOCK. A grant of Restricted Stock generally does not constitute a taxable event for a Grantee or the Company. However, the Grantee will be subject to tax, at ordinary income rates, when any restrictions on ownership of the Restricted Stock lapse. If the Company satisfies applicable reporting requirements, the Company will be entitled to a commensurate deduction at that time, subject to the deduction limitation under Section 162(m) of the Code.

    A Grantee may elect to recognize taxable ordinary income at the time Restricted Stock is awarded in an amount equal to the Fair Market Value of the Shares at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made and if the Company satisfies applicable reporting requirements, the Company will be entitled to a deduction at that time in the same amount, subject to the deduction limitation under
Section 162(m) of the Code. Future appreciation of the Shares will be taxed at the capital gains rate when the Shares are sold. However, if, after making such election, the Shares are forfeited, the Grantee will be unable to claim a deduction.

    PERFORMANCE UNITS. Generally, a Grantee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of Performance Units. At the time the Grantee receives a payment in respect of Performance Units, the Fair Market Value of any Shares or the amount of any cash received in payment for those Performance Units generally is taxable to the Grantee as ordinary income, and, if the Company satisfies applicable reporting requirements, the Company will be entitled to a tax deduction, subject to the deduction limitation under Section 162(m) of the Code.

    NON-EMPLOYEE DIRECTOR AWARDS. Non-Employee Director options will receive the same federal income tax treatment as other Non-Qualified Options.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held company for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the other four most highly compensated executive officers employed by the company on the last day of the taxable year. Exceptions are made for, among other things, qualified "performance-based compensation." Qualified performance-based compensation means compensation paid solely on account of the attainment of objective performance goals, provided that
(i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by shareholders in a separate shareholder vote prior to payment and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. The Stock Incentive Plan is designed to conform with the performance-based compensation exception to Section 162(m) of the Code.

    SECTION 280G OF THE CODE. Under certain circumstances, the accelerated vesting or exercise of Options or SARs or the accelerated lapse of restrictions with respect to other Awards in connection with a change of control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Grantee may be subject to a 20% excise tax, and the Company may be denied a tax deduction.

BOARD RECOMMENDATION

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE STOCK INCENTIVE PLAN THEREBY INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 3)

    Subject to stockholder ratification, the Board of Directors, upon the recommendation of its Audit Committee, has selected Arthur Andersen LLP as independent accountants to audit the consolidated books and accounts of the Company for the period beginning January 1, 2001, and ending December 31, 2001. A representative of Arthur Andersen LLP will be present at the meeting and will have the opportunity to make a statement and to respond to appropriate questions. Arthur Andersen LLP has been the independent auditor for the Company since 1990.

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

    Aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's independent accountants:

Audit Fees..................................................  $170,000

Financial Information Systems Design and Implementation
  Fees......................................................  $      0

All Other Fees..............................................  $ 39,800(a)

------------------------

(a) These fees are for services rendered in connection with the sale of Beau Interconnect to Molex Incorporated in March 2000, the acquisition of Westlake Technologies, Inc. in September 2000, the merger with Automation Engineering, Inc. in October 2000 and miscellaneous other services. The Audit Committee has considered whether the provision of these services by Arthur Andersen LLP is compatible with maintaining the accountants' independence.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE INDICATED PERIOD.

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph shows the value of a $100 investment in Common Stock from December 31, 1995 through December 31, 2000, as of the dates indicated, compared with the value of a similar investment in the Nasdaq Stock Market (U.S.) Index, the Nasdaq Non-Financial Stock Index and the S&P Technology Sector Index at such times. The Nasdaq Stock Market (U.S.) Index is a broad market index comprising all domestic shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market. The Nasdaq Non-Financial Stock Index is an index comprising all non-financial common shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market. The S&P Technology Sector Index is an index comprising common shares of companies in the aerospace/defense, communications equipment, electronics and office equipment and supplies industries. The Nasdaq Stock Market (U.S.) Index, the Nasdaq Non-Financial Stock Index and the S&P Technology Sector Index are calculated on a total return basis to include the reinvestment of dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
     AMONG AXSYS TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
       THE NASDAQ NON-FINANCIAL INDEX AND THE S&P TECHNOLOGY SECTOR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                                       12/31/95  12/29/96  12/31/97  12/31/98  12/31/99  12/31/00
Axsys Technologies, Inc. Common Stock      $100      $225      $369      $280      $265      $545
Nasdaq Stock Market Index                  $100      $123      $151      $212      $395      $237
Nasdaq Non-Financial Index                 $100      $121      $142      $209      $409      $238
S&P Technology Sector Index                $100      $142      $179      $309      $542      $325

------------------------

* $100 invested on 12/31/95 in stock or index--including reinvestment of dividends. Fiscal year ending December 31.

                                                       12/30/95   12/29/96   12/31/97   12/31/98   12/31/99   12/31/00
                                                       --------   --------   --------   --------   --------   --------
Axsys Technologies, Inc. Common Stock................    $100       $225       $369       $280       $265       $545
Nasdaq Stock Market (U.S.) Index.....................    $100       $123       $151       $212       $395       $237
Nasdaq Non-Financial Index...........................    $100       $121       $142       $209       $409       $238
S&P Technology Sector Index..........................    $100       $142       $179       $309       $542       $325

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and any persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and stockholders owning more than 10% are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the information furnished to the Company, all applicable Section 16(a) filing requirements were complied with during the year ended December 31, 2000, except that each of Mr. Richard F. Hamm, Jr. and Mr. Robert G. McConnell, two of the Company's directors, and Mr. Thomas F. Curtin, Jr., an executive officer, did not timely file his initial report on Form 3. These Forms 3, when filed, indicated stock option grants under the Company's Incentive Stock Option Plan of 3,245 shares for Mr. Hamm, 3,245 shares for Mr. McConnell, and 5,000 shares for Mr. Curtin.

                    STOCKHOLDER PROPOSALS FOR THE COMPANY'S
                      2001 ANNUAL MEETING OF STOCKHOLDERS

    Stockholders who intend to present proposals at the 2002 annual meeting of stockholders, and who wish to have such proposals included in the proxy statement and form of proxy for such meeting, must submit such proposals in writing to the Secretary of the Company, Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067, and such notice must be received no later than December 21, 2001.

    Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the next annual meeting must notify the Company in writing of the proposal and the information required by the provisions of the Company's By-Laws dealing with stockholder proposals. The notice must be submitted in writing to the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. It is presently anticipated that next year's annual meeting will be held on May 21, 2002 and, accordingly, any stockholder proposal for next year's meeting submitted to the Company on or between February 20, 2002 and March 22, 2002 will be considered filed on a timely basis. With respect to any proposals that are not filed timely, proxies solicited by the Company for the year 2002 annual meeting may confer discretionary authority to vote on any of those proposals. A copy of the Company's By-Laws which describes the advance notice procedures can be obtained from the Secretary of the Company.

    The Company knows of no other matter to be brought before the meeting. If any other matter requiring a vote of the shares should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any matter in accordance with their best judgment.

                           ANNUAL REPORT ON FORM 10-K

    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC, will be provided to stockholders without charge upon receipt of a written request to: Investor Relations, Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

    April 20, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

    The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

    In meeting its responsibilities, the Audit Committee is expected to:

    1. Provide an open avenue of communication between the chief financial officer, the independent accountant, and the Board of Directors.

    2.  Review and update the committee's charter annually.

    3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

    4. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

    5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

    6. Consider, in consultation with the independent accountant and the chief financial officer, the audit scope and plan of the independent accountant.

    7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

    8. Review with the chief financial officer and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

    9. Consider and review with the independent accountant and the chief financial officer:

       (a) The adequacy of the Company's internal controls including computerized information system controls and security.

       (b) Any related significant findings and recommendations of the independent accountant with management's responses thereto.

    10. Review with management and the independent accountant at the completion of the annual examination:

       (a) The Company's annual financial statements and related footnotes.

       (b) The independent accountant's audit of the financial statements and his or her report thereon.

       (c) Any significant changes required in the independent accountant's audit plan.

       (d) Any serious difficulties or disputes with management encountered during the course of the audit.

       (e) Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

    11. Consider and review with management and the chief financial officer:

       (a) Significant findings during the year and management's responses thereto.

       (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

       (c) Any changes required in the planned scope of their audit plan.

    12. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information in these documents is consistent with the information contained in the financial statements.

    13. Review with management and the independent accountant the interim financial report (e.g. Form 10-Q) before it is filed with the SEC or other regulators.

    14. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

    15. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

    16. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

    17. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

    18. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

    19. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

    20. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

    21. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

    The membership of the audit committee shall consist of at least two independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. After June 14, 2001, the Audit Committee shall consist of at least three independent members of the Board of Directors. Audit Committee members and the Committee chairman shall be designated by the full board of directors.

    The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                                                                      APPENDIX B

              AMENDED AND RESTATED LONG-TERM STOCK INCENTIVE PLAN
                          (AS PROPOSED TO BE AMENDED)

    1. PURPOSE. The Purpose of the Plan is to provide additional incentive to those directors, officers and other employees of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The purpose of the Plan is also to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board who are not employees of the Company or any of its subsidiaries. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Units or Stock Appreciation Rights.

    2.  DEFINITIONS.  For purposes of this Plan:

    (a) "Award" means a grant of Restricted Stock, Performance Units or Stock Appreciation Rights, or any or all of them.

    (b) "Award Agreement" means the written agreement between the Company and a Grantee evidencing the grant of an Award and setting forth the terms and conditions thereof.

    (c) "Board" means the Board of Directors of the Company.

    (d) "Cause" means the willful failure by an Optionee or Grantee to perform his duties with the Company or with the Subsidiary or the willful engaging in conduct which is injurious to the Company or any Subsidiary, monetarily or otherwise.

    (e) "Change in Capitalization" means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

    (f) "Code" means the Internal Revenue Code of 1986, as amended.

    (g) "Committee" means a committee, consisting of at least two directors of the Company, which is appointed by the Board to administer the Plan and to perform the functions set forth herein; provided, however, that if the Committee consists of less than the entire Board, each member shall be a "Non-Employee Director" within the meaning of Exchange Act Rule 16b-3; provided, further, however, that to the extent necessary for any Option or Award intended to qualify as performance--based compensation under
       Section 162(m) of the Code to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated there under. Notwithstanding the preceding sentence, the Board may, in its discretion, establish another committee and delegate to this committee any or all of the authority and responsibility of the Committee with respect to grants of Options or

       Awards to Eligible Participants who are not executive officers of the Company on the date such Options or Awards are granted. Such other committee may consist of one or more directors. To the extent that the Board has delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to such other committee.

    (h) "Company" means Axsys Technologies, Inc., a Delaware corporation.

    (i) "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of
       Section 22(e)(3) of the Code.

    (j) "Eligible Participant" means any director, officer or employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

    (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (l) "Fair Market Value" means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are listed on a national securities exchange, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of the Nasdaq Stock Market ("Nasdaq"), Fair Market Value on any date shall be the closing sales price for the Shares (or the closing bid, if no sales were reported) on such date as such price is officially reported on Nasdaq or as such price is quoted in the composite tape of transactions on such exchange; or (B) if the Shares are admitted to quotation on Nasdaq but selling prices are not reported, Fair Market Value on any date shall be the average of the high bid and low asked prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

    (m) "Grantee" means a person to whom an Award has been granted under the Plan.

    (n) "Incentive Stock Option" means an Option that is intended to satisfy the requirements of Section 422 of the Code and is designated an Incentive Stock Option at the time of grant.

    (o) "Non-Employee Director" means any director of the Company who is not an employee of the Company or any of its Subsidiaries.

    (p) "Nonqualified Stock Option" means an Option which is designated at the time of grant as not constituting an Incentive Stock Option.

    (q) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

    (r) "Option Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

    (s) "Optionee" means a person to whom an Option has been granted under the Plan.

    (t) "Parent" means any corporation that, with respect to the Company, is described in section 424(e) of the Code.

    (u) "Performance Unit" means a performance unit granted under Section 9 of the Plan

    (v) "Plan" means the Vernitron Corporation Long-Term Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time.

    (w) "Restricted Stock" means Shares issued or transferred to an Eligible Participant which are subject to restrictions as provided in Section 8 hereof.

    (x) "Shares" means the common stock, par value $.01 per shares, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

    (y) "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in
       Section 7 hereof.

    (z) "Subsidiary" means any corporation that, with respect to the Company, is described in Section 424(f) of the Code.

    (aa) "Successor Corporation" means a corporation, or a Parent or Subsidiary thereof, which issues or assumes a stock option in a transaction to which
       Section 424(a) of the Code applies.

    3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified and held harmless by the Company with respect to any such action, determination or interpretation.

    (b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

       (1) to determine those Eligible Participants to whom Options shall be granted under the Plan and the number of Shares subject to Incentive Stock Options and/or Nonqualified Options to be granted to each Eligible Participant and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

       (2) to select those Eligible Participants to whom Awards shall be granted under the Plan and to determine the number of Performance Units, shares of Restricted Sock and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such units, shares or rights, the purchase price per share, if any, of Restricted Stock, the maximum value, if any, of the amount payable pursuant to each Performance Unit and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

       (3) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

       (4) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

       (5) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interest of the Company with respect to the Plan.

    4.  STOCK SUBJECT TO PLAN.

    (a) The maximum number of Shares that may be issued or transferred pursuant to Options and Awards under this Plan is 800,000 (or the number and kind of shares of stock or other securities which are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

    (b) Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

    (c) Whenever any Shares subject to an Award or Option are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, or any Shares are delivered to pay the exercise price of an Option, any such Shares may again be the subject of Options and Awards hereunder.

    (d) An executive officer may not be granted Options and Awards in the aggregate in respect of more than 60,000 Shares per calendar year and no Eligible Participant (other than an executive officer) may be granted Options and Awards in the aggregate in respect of more than 60,000 Shares per calendar year.

    5. ELIGIBILITY. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Participants who will receive Options and/or Awards; provided, however, that no Eligible Participant shall receive any Incentive Stock Option unless he is an employee of the Company or a Subsidiary at the time the Incentive Stock Option is granted.

    6. STOCK OPTIONS. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Option Agreement. Each Option and Option Agreement shall be subject to the following conditions:

    (a) PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Option Agreement.

    (b) DURATION. Options granted hereunder shall be for such term as the Committee shall determine. The Committee may, subsequent to the granting of any Option, extend the term thereof.

    (c) NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the life time of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

    (d) VESTING. Subject to Section 12(c) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

    (e) METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option and the Option Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement(s), to the Optionee. No less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

    (f) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee, and
       (iii) the Optionee's name shall have been entered as a stockholder of records on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

    (g) TERMINATION OF EMPLOYMENT. In the event that an Optionee ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

       (1) If the Optionee's termination of employment is due to his death or Disability, the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate;

       (2) If the Optionee's termination of employment is by the Company or a Subsidiary for Cause, the Option shall terminate on the date of the Optionee's termination of employment;

       (3) (a) If the Optionee's termination of employment is by the Company or any Subsidiary for any other reason (including an Optionee's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate; and (b) If the Optionee's termination of employment is by the Optionee (other than as set forth in paragraph (1) above) the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of ten (10) days following such termination of employment and shall thereafter terminate; and (c) If the Optionee's employment terminates due to Disability (as described in paragraph (1) above) or under circumstances described in paragraph (3) above, and the Optionee dies prior to the permissible period of exercise for any outstanding Option then held by the Optionee, the Option (to the extent exercisable at the time of the Optionee's death) shall be exercisable for a period of one (1) year following the Optionee's termination of employment, and shall thereafter terminate.

           Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option.

    (h) Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution therefor. Notwithstanding the forgoing, no modification of an Option shall alter or impair any rights or obligations under the Option without the Optionee's consent.

    7. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

    (a) TIME OF GRANT. A Stock Appreciation Right may be granted:

       (1) at any time if unrelated to an Option; or

       (2) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

    (b) STOCK APPRECIATION RIGHTS RELATED TO AN OPTION.

        (i) PAYMENT. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(iii).

        (ii) EXERCISE. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

       (iii) AMOUNT PAYABLE. Except as otherwise provided in an Award Agreement (as contemplated by Section 12(c), upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (b) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

        (iv) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option as may be provided for in any Option Agreement, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

        (v) CUMULATIVE EXERCISE OF STOCK APPRECIATION RIGHT AND OPTION. The Committee may provide, either at the time a Stock Appreciation Right is granted in connection with a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, upon exercise of such Option or the surrender of the Option as may be provided for in any Option Agreement, the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised or surrendered. In such event, the Grantee shall be entitled to receive the amount described in Section 7(b)(iii) or, if otherwise provided for in the Award Agreement, as set forth therein, in addition to the Shares acquired or cash received pursuant to the exercise or surrender of the Option. The inclusion in an Award Agreement evidencing a Stock Appreciation Right of a provision described in this Section 7(b)(v) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Award Agreement.

    (c) STOCK APPRECIATION RIGHTS UNRELATED TO AN OPTION. The Committee may grant to Eligible Participants Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine. Except as otherwise provided in an Award Agreement (as contemplated by Section 1(c)), the amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(iii), except that "Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right" shall be substituted for "purchase price under the related Option."

    (d) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised and the Option Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement(s) to the Grantee.

    (e) FORM OF PAYMENT. Payment of the amount determined under Sections 7(b)(iii) or 7(c), shall be made, at the sole discretion of the Committee, either (i) solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, (ii) solely in cash, (iii) by delivery of a Note or other security, or (iv) in a combination of any of the foregoing. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

    8. RESTRICTED STOCK. The Committee may grant Awards of Restricted Stock which shall be evidenced by an Award Agreement between the Company and the Grantee. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

    (a) RIGHTS OF GRANTEE.

        (i) Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Award Agreement evidencing the Award, an escrow agreement, appropriate stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Award Agreement evidencing a Restricted Stock Award, an escrow agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Except as restricted by the terms of the Award Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

        (ii) If a Grantee receives any dividends or other distributions with respect to any Shares which were awarded to him as Restricted Stock prior to the lapsing of restrictions imposed upon such Shares, such dividends and distributions shall be held by the escrow agent subject to the restrictions and obligations (including forfeiture provisions) provided by this Plan. Any such dividends and distributions shall be held by the escrow agent for the account of the Grantee prior to the earlier of (i) the lapsing of restrictions imposed upon such Shares and (ii) the forfeiture of such Shares; and, upon the lapsing of such restrictions, there shall be credited to the Grantee interest at a rate to be determined by the Committee on any cash dividend paid thereon for the period held by the escrow agent pursuant hereto.

    (b) NON-TRANSFERABILITY. Until any restrictions upon the Shares of Restricted Stock award to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price, if any, paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

    (c) LAPSE OF RESTRICTIONS.

        (i) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary from the date the Award was granted.

        (ii) In the event of termination of employment as a result of the death or Disability of a Grantee, the Committee, in its absolute discretion, may determine that the restrictions upon some or all Shares of Restricted Stock awarded to the Grantee shall thereupon immediately lapse. The Committee may also decide at any time, in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder.

    (d) DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions.

    9. PERFORMANCE UNITS. The Committee may grant Performance Units, the terms and conditions of which shall be set forth in an Award Agreement between the Company and the Grantee. Each Performance Unit shall represent the right to receive a Share, or a cash payment equal to the Fair Market Value thereof, contingent upon the Company's attainment of specified performance objectives within a specified award period. Each Award Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest, and the award period within which such objectives must be satisfied.

    (a) PERFORMANCE OBJECTIVES. Performance objectives may be expressed in terms of (a) net earnings or net worth, (b) return on equity or assets,
       (c) earnings per Share, (d) Share price, (e) pre-tax profits, (f) gross revenues, (g) EBITDA, (h) dividends, (i) market share or market penetration or (j) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range, with the Grantee being entitled to all Performance Units covered by an Award only in the event a specified maximum objective is met or surpassed but being entitled to a percentage of such Performance Units in the event a specified minimum objective is met or surpassed and to increasing percentages of such Performance Units in the event specified intermediate objectives are met or surpassed.

    (b) VESTING AND FORFEITURE. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Award Agreement are satisfied within the award period. Subject to the terms of any Award Agreement (as contemplated by Section 12(c) hereof), if the specified performance objectives are not satisfied within the award period, the Grantee's rights with respect to the Performance Units shall be forfeited.

    (c) PAYMENT OF AWARDS. Subject to the terms of any Award Agreement (as contemplated by Section 12(c)), payments to Grantees in respect of vested Performance Units shall be made within the later of (x) 2 weeks after the availability of financial statements for the award period to which such Award relates; provided, however, that prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Unit intended to qualify as performance-based compensation under
       Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance objectives have been satisfied. Such payments may be made entirely in Shares, entirely in cash, or in a combination of Shares and cash, in each case as the Committee shall determine. Except as provided in the terms of any Award Agreement (as contemplated by Section 12(c)), if payment is made in the form of cash, the amount payable in respect of any Share shall be equal to the Fair Market Value of such Share on the last day of the award period.

    (d) TERMINATION OF EMPLOYMENT. In the event that a Grantee ceases to be employed by the Company or a Subsidiary prior to the expiration of an award period for any reason, any nonvested Performance Units previously awarded to said Eligible Participant shall be forfeited unless the Committee in its discretion determines that some part or all of said Performance Units shall continue in effect under the Plan to the extent the applicable performance objectives are satisfied within the award period.

    (e) NON-TRANSFERABILITY. No amounts payable under this Plan in respect of Performance Units shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution provided that the Grantee may designate a beneficiary to receive such amounts in the event of the Grantee's death.

    10.  LOANS.

    (a) The Company or any Subsidiary may make loans to a Grantee or Optionee in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

    (b) No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option or Award with respect to which the loan is made plus (ii) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

    (c) No loan shall have an initial term exceeding ten (10) years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than
       (i) one (1) year after termination of the Optionee's or Grantee's employment due to death, retirement or Disability, or (ii) the date of termination of the Optionee's or Grantee's employment for any reason other than death, retirement or Disability.

    (d) Loans under the Plan may be satisfied by an Optionee or Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount due and payable under such loans.

    (e) A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged Shares no longer required as security may, at the discretion of the Committee, be released to the Optionee or Grantee.

    (f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

    11.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares or units as to which Options or Awards may be granted under the Plan, the number and class of shares or units as to which Options or Awards have been granted under the Plan, and the purchase price there for, if applicable.

    (b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the code and only to the extent otherwise permitted by Section 422 and 424 of the Code.

    (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock, securities or Performance Units (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

    12.  EFFECT OF CERTAIN TRANSACTIONS.

    (a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation or (ii) the sale or disposition of all or substantially all of the Company's assets, the Company shall have the authority to make provision in connection with such transaction (x) for the assumption of Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder, or (y) for the surrender of outstanding Options and Awards and the payments of cash in consideration there for at their fair market value.

    (b) Notwithstanding any other provisions of the Plan to the contrary, in the event any Option or Award is granted to any Eligible Participant who is a non-employee director of the Company (a "Non-Employee Director"), the Committee, in its sole discretion, shall determine at the time of grant, and shall set forth in the applicable Award Agreement or Option Agreement, as the case may be, appropriate provisions with respect to the effect of the termination of the Non-Employee

       Director's service, including, without limitation, with respect to the exercisability or vesting of each such Option or Award.

    (c) Except with respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee may, in its sole discretion, accelerate or agree to accelerate the exercisability or vesting of any Option, Restricted Stock, Performance Unit or Stock Appreciation Right granted under the Plan, or any or all of them, or any portion thereof, at any time, for any reason, including, but not limited to, the occurrence of a change of control (as defined by the Committee in its sole discretion), and provide or agree to provide for payments in consideration for the exercise of, surrender or repurchase of an Option or Award (at such times and in such amounts determined by the Committee in its sole discretion, which amounts, in the case of a change of control, may be based upon the highest price per share paid in the transaction even if greater than the Fair Market Value at the time of exercise, surrender or repurchase). Any such determination by the Committee may be set forth in the applicable Option Agreement, Award Agreement or otherwise. With respect to Options and Awards intended to qualify as performance based compensation under Section 162(m) of the Code, the Committee shall set forth in the applicable Option Agreement or Award Agreement any terms as to acceleration of the exercisability or vesting of the Option or Award (including, but not limited to, acceleration upon the occurrence of a change of control (as defined in the applicable Option Agreement or Award Agreement)).

    13. RELEASE OF FINANCIAL INFORMATION. A copy of the Company's annual report to stockholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company's stockholders. Upon request, the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company's prior fiscal year.

    14. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on August 31, 2009 and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time and in any manner. Except as provided in Sections 11 and 12 hereof, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

    15. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    16. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

    (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (c) limit in any way the right of the Company or a Subsidiary to terminate the employment of any person at any time; or

    (d) be evidence of any agreement or understanding, expressed or implied, that the Company or any Subsidiary will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

    17.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

    (a) This Plan and the rights of all persons claiming any interest hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

    (b) The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    (c) Except as otherwise provided in Section 15, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Participants granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

    (d) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

    (e) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

    18.  MISCELLANEOUS.

    (a) MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Participant during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Participant. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

    (b) WITHHOLDING OF TAXES. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if any Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. The Plan Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disqualifying disposition, within the meaning of Section 421(b) of the Code and the regulations promulgated there under, of any Share or Shares issued to him or her pursuant to his or her exercise of the Incentive Stock Option he or she shall, within ten
       (10) days of such disqualifying disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

    (c) DESIGNATION OF BENEFICIARY. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked by the Optionee or Grantee in writing. If an Optionee or Grantee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

    19.  INTERPRETATION.

    (a) RULE 16B-3. The Plan is intended to comply with Exchange Act Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan or any Option Agreement or Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Board is authorized to amend the Plan and to make any such modifications to Option Agreements or Award Agreements to comply with Exchange Act Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Exchange Act Rule 16b-3.

    (b) SECTION 162(M) OF THE CODE. Unless otherwise expressly stated in the relevant Option Agreement or Award Agreement, each Option, Stock Appreciation Right and Performance Unit granted under the Plan to an executive officer of the Company is intended to be performance-based compensation within the meaning of Section 162(m)(4)(c) of the Code (except that, upon a change of control (as defined in the applicable Option Agreement or Award Agreement), payment of an Option or Award to an Eligible Participant who remains a "covered employee" with respect to such payment within the meaning of Section 162(m)(3) of the Code may not qualify as performance-based compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options and Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options and Awards to fail to qualify as performance-based compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Option or Award intended (or required in order) to satisfy the applicable requirements of

       Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

    20. POOLING TRANSACTION. Notwithstanding anything contained in the Plan or any Option Agreement or Award Agreement to the contrary, in the event of a change of control which is also intended to be treated as a "pooling of interests" under generally accepted accounting principles (a "Pooling Transaction"), the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, without limitation, (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

    21. EFFECTIVE DATE. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Company to be held within twelve (12) months of such adoption.

          [SECTION 22 WAS ADDED BY AMENDMENT EFFECTIVE AUGUST 3, 2000]

    22.  OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

    (a) INITIAL GRANT. A Non-Employee Director who becomes a director for the first time after the effective date hereof shall, upon election or appointment, be granted a Non-Qualified Option in respect of a number of Shares (rounded to the nearest whole number) which Shares have a Fair Market Value on the date of grant equal to $60,000. Each such Option shall have an exercise price per share equal to the Fair Market Value of a Share on the date of grant and shall become fully vested and exercisable with respect to 20% of the Shares subject thereto on each of the first five anniversaries of the date of grant, provided that the Optionee continues to serve as a director as of such date.

    (b) ANNUAL GRANT. On the first business day following each regularly scheduled annual meeting of the stockholders of the Company, each Non-Employee Director shall be granted a Non-Qualified Option in respect of a number of Shares (rounded to the nearest whole number) which Shares have a Fair Market Value on the date of grant equal to $30,000. Each such Option shall have an exercise price per share equal to the Fair Market Value of a Share on the date of grant and shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the day immediately preceding the first regularly scheduled annual meeting of stockholders of the Company occurring subsequent to the date of grant, provided that the Optionee continues to serve as a director on such day.

    (c) DURATION. Options granted pursuant to this Section 22 shall have a term of ten years, subject to earlier termination.

    (d) NON-TRANSFERABILITY. No Option granted pursuant to this Section 22 shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

    (e) METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement(s) to the Optionee. No less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

    (f) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee, and
       (iii) the Optionee's name shall have been entered as a stockholder of records on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

    (g) TERMINATION OF DIRECTORSHIP. In the event that an Optionee ceases to be a director of the Company, any outstanding Options held by such Optionee shall terminate as follows:

        (i) If the Optionee's termination of directorship is due to his death or Disability, the Option (to the extent exercisable at the time of the Optionee's termination of directorship) shall be exercisable for a period of one (1) year following such termination of directorship, and shall thereafter terminate;

        (ii) If the Optionee's termination of directorship is by the Company for Cause, the Option shall terminate on the date of the Optionee's termination of directorship;

       (iii) If the Optionee's directorship terminates for any other reason, the Option (to the extent exercisable at the time of the Optionee's termination of directorship) shall be exercisable for a period of ninety (90) days following such termination of directorship, and shall thereafter terminate; and

        (iv) If the Optionee's directorship terminates under circumstances described in paragraph (iii) above, and the Optionee dies prior to the permissible period of exercise for any outstanding Option then held by the Optionee, the Option (to the extent exercisable at the time of the Optionee's death) shall be exercisable for a period of one (1) year following the Optionee's termination of directorship, and shall thereafter terminate.

    (h) EXCLUSIVITY OF AWARDS. Non-Employee Directors shall not receive any Options or Awards under the Plan other than the Options granted pursuant to this Section 22.

--------------------------------------------------------------------------------
  The Board of Directors recommends voting FOR Proposals 1, 2 and 3.

                                                               Please mark  |X|
                                                               your votes as
                                                               indicated in
                                                               this example

1. ELECTION OF DIRECTORS

   FOR all nominees                 WITHHOLD         Stephen W. Bershad, Mark J. Bonney, Anthony J. Fiorelli, Jr., Eliot M. Fried,
  listed to the right          AUTHORITY to vote     Richard F. Hamm, Jr. and Robert G. McConnell
(except as marked to the    for all nominees listed
 contrary to the right)           to the right       WITHHOLD AUTHORITY to vote for any individual nominee listed above. Write the name of the nominee(s) in the space provided below.
          |_|                          |_|
                                                     -----------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT TO THE   3. RATIFICATION OF AUDITORS   4. In their discretion, the Proxies are authorized to vote upon
   STOCK INCENTIVE PLAN                                            such other business as may properly come before the meeting.

     FOR  AGAINST  ABSTAIN            FOR  AGAINST  ABSTAIN

     |_|    |_|      |_|              |_|    |_|      |_|

                                                                                           (The signature(s) on your proxy card
                                                                                           should agree with the name(s) shown at
                                                                                           the left. If the stock is held jointly,
                                                                                           all joint owners should sign. When
                                                                                           signing as attorney, executor,
                                                                                           administrator, trustee or guardian,
                                                                                           please give your full title as such.)

                                                                                           Dated:                           , 2001
                                                                                                 ---------------------------

                                                                                                                            (L.S.)
                                                                                           ---------------------------------

                                                                                                                            (L.S.)
                                                                                           ---------------------------------
                                                                                              (Signature of Stockholder)

                                                                                           Sign, Date and Return the Proxy Card
                                                                                           Promptly Using the Enclosed Envelope.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------

                            AXSYS TECHNOLOGIES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS -- May 31, 2001
                                      PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Mark J. Bonney and John E. Hanley, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock of Axsys Technologies, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, on the 31st day of May, 2001, at 10:00 a.m., and any adjournment thereof, upon all matters which may properly come before said Annual Meeting.

      UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, AND FOR PROPOSALS 2 AND 3, WITH THE DISCRETIONARY AUTHORITY SET FORTH HEREIN.

           (Continued, and to be dated and signed, on reverse side.)


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
  The Board of Directors recommends voting FOR Proposals 1, 2 and 3.

                                                               Please mark  |X|
                                                               your votes as
                                                               indicated in
                                                               this example

1. ELECTION OF DIRECTORS

   FOR all nominees                 WITHHOLD         Stephen W. Bershad, Mark J. Bonney, Anthony J. Fiorelli, Jr., Eliot M. Fried,
  listed to the right          AUTHORITY to vote     Richard F. Hamm, Jr. and Robert G. McConnell
(except as marked to the    for all nominees listed
 contrary to the right)           to the right       WITHHOLD AUTHORITY to vote for any individual nominee listed above. Write the name of the nominee(s) in the space provided below.
          |_|                          |_|
                                                     -----------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT TO THE   3. RATIFICATION OF AUDITORS   4. In their discretion, the Proxies are authorized to vote upon
   STOCK INCENTIVE PLAN                                            such other business as may properly come before the meeting.

     FOR  AGAINST  ABSTAIN            FOR  AGAINST  ABSTAIN

     |_|    |_|      |_|              |_|    |_|      |_|

                                                                                           (The signature(s) on your proxy card
                                                                                           should agree with the name(s) shown at
                                                                                           the left. If the stock is held jointly,
                                                                                           all joint owners should sign. When
                                                                                           signing as attorney, executor,
                                                                                           administrator, trustee or guardian,
                                                                                           please give your full title as such.)

                                                                                           Dated:                           , 2001
                                                                                                 ---------------------------

                                                                                                                            (L.S.)
                                                                                           ---------------------------------

                                                                                                                            (L.S.)
                                                                                           ---------------------------------
                                                                                              (Signature of Stockholder)

                                                                                           Sign, Date and Return the Proxy Card
                                                                                           Promptly Using the Enclosed Envelope.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------

                            AXSYS TECHNOLOGIES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS -- May 31, 2001
                                      PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby authorizes and directs Fidelity Investments Institutional Services Company, Inc., as trustee (the "Trustee") of Axsys Technologies, Inc. Employees Retirement Savings Plan to vote as proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of Axsys Technologies, Inc. (the "Company") to be held at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, on the 31st day of May, 2001, at 10:00 a.m., and any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such plan, on the proposals set forth on the reverse side hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement.

      UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, AND FOR PROPOSALS 2 AND 3, WITH THE DISCRETIONARY AUTHORITY SET FORTH HEREIN.

            (Continued, and to be dated and signed, on reverse side.)


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^